UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: April 30

Date of reporting period: April 30, 2019

Item 1. Reports to Stockholders.

Canterbury Portfolio Thermostat Fund
Institutional Shares – CAPTX

Annual Report
April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (844) 838-2121 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (844) 838-2121. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Canterbury Investment Management, LLC
23 East Cedar Street
Zionsville, Indiana 46077
(844) 838-2121

Portfolio Managers’ Letter to Our Shareholders (Unaudited)

April 30, 2019

The Goal of All Investors

Investing is a lifetime endeavor. There are many examples of investors who had successfully grown their portfolios over the decades, only to see years of gains and savings disappear over a relatively short period. They all had the same fatal flaw built into their portfolios. The flaw is that traditional portfolio management does not effectively manage the risk that comes from spikes in volatility and sharp declines. The sad part is that we all know that difficult periods in the markets are inevitable and we also know that traditional portfolio theory has no answer for how to deal with them. Making money is only important if you can keep it.

The bottom line is that all long-term investors have the same goal: we all want to achieve the benefits of long-term compounded returns. We want to see our investment grow over time, and as our investment grows, so does our financial freedom. Understanding the idea of geometric compounding is not difficult, but aside from luck, achieving it in financial markets has proven to be a daunting task.

So, what is the key to achieving long-term compounding? You must limit the size of your portfolio’s drawdowns.

Adaptive Portfolio Strategy

Markets and weather, in the Midwest, have a lot of similarities. Both will have extended periods of calm, and both have times of extremes.

Homeowners use an adaptive thermostat to maintain consistent indoor temperature through variable weather conditions. Canterbury uses a similar adaptive process to maintain a stable and efficient portfolio through variable market environments. That process is called the Canterbury Portfolio Thermostat.

The Canterbury Portfolio Thermostat Fund (“CAPTX” or the “Fund”)

The Canterbury Portfolio Thermostat Fund is an adaptive portfolio management process designed to move in concert with the everchanging market environments. The goal of the Fund is to limit drawdowns to normal bull market corrections, which Canterbury defines as about 8% - 12% from peak value. The Fund uses a comprehensive system to adjust its holdings, asset allocation, and diversification to match today’s market environment - Bull or Bear.

Market and Portfolio Commentary April 2018-April 2019

The period from April 30, 2018 to April 30, 2019 had been an emotional roller coaster for markets. February of 2018, the U.S. stock market, as measured by the S&P 500® Index (“S&P 500), dropped 10% from its prior January high. This was preceded by a parabolic advance on extreme low volatility. To measure volatility, Canterbury uses the Canterbury Volatility Index (“CVI”). As a generalization, volatility is efficient when between CVI 75 and CVI 45. According to Canterbury’s studies, volatility had the second longest streak of extreme low volatility (CVI less than 45) in the history of the U.S. stock market (based on our Market State studies dating back to 1896). Following the “spike” in volatility in February of 2018, the market hovered around its low (10% off the peak value) for about 3 months. Beginning May of 2018, the stock market rallied, reaching a new high in September 2018.

At this point, the S&P 500 was again experiencing a period of extreme low volatility. While low volatility is a bullish characteristic, Canterbury’s studies have shown that when volatility gets squeezed down to extreme lows, markets are likely to experience a “spike” in CVI. That is exactly what happened. In mid-October, volatility spiked, with the market falling 10% and entering into a trading range.

The Fund was positioned to handle the extreme low volatility spike. In fact, while many U.S. equity markets were rallying from April to September, international markets were struggling. While the S&P 500 was putting in a new high in September, the EAFE (ETF Ticker: EFA) was still down 10% from its old high, and the Emerging Markets (ETF Ticker: EEM) was down more than 17% from its old January high. Due to both of these indices being in volatile bearish Market State environments, the Fund held positions in inverse EAFE (Ticker: EFZ) and inverse Emerging Markets (Ticker: EUM) heading into the October drop. These positions, along with inverse 10-year treasuries (Ticker: TBX) helped stabilize the portfolio during the initial 10% drop.

After experiencing a 2-month trading range, the market took a sharp downward fall in December 2018, and over the course of 7 days, fell an additional 10%, putting the market 20% off of its old high. This sharp decline was not an indication of the beginning of a new bear market, but rather a trading anomaly. Trading anomalies typically occur following a period of low volatility and near a market high. They are often emotional, short-term events that eventually end up back where they started.

One thing we know about markets is that they do not go from an extreme low volatility bull market to a high volatility bear market overnight. There is always a process when transitioning from bull to bear, filled with kickback rallies, and sometimes even putting in a new high. In these environments, which are filled with emotion (based on our Market State studies dating back to 1896), a sharp, quick decline is typically followed by an equally sharp, quick advance. Experiencing another sharp decline, without any sort of kickback, would be like asking someone to run a 4-minute mile immediately after finishing a 4-minute mile.

Because of the likelihood of a sharp advance following the sharp December decline, the Fund held its positions, and even added to its equity holdings during the sharp drop. Although the portfolio was temporarily inefficient. According to our portfolio efficiency scoring metrics, we knew that the portfolio needed to have the same or more exposure on the advance as was held during the decline. Following the low on Christmas eve (December 24), the S&P 500 quickly rallied back, retracing 50% of the total decline. At this point, the market can do one of two things: continue upward momentum or fallback and retest the old low. From Canterbury’s studies, the market was more likely to fallback and retest the old low. Due to this, the Fund adjusted its holdings to match the transitional market environment, which returned the portfolio back to an efficient state.

Instead of retesting the old low, volatility continued to decline, and the market continued to move upward through April 2019. While having downside protection, the Fund was still able to partially participate in the upward move, while maintaining an efficient portfolio.

CAPTX Benchmark Comparisons

The Fund returned 1.07% net of fees for the twelve months ended April 30, 2019, compared with a 7.08% return for the benchmark MSCI World Index. The Fund adjusts its percentage asset allocations and diversification to match the existing market environment, while fixed style specific benchmarks do not adjust and therefore will have periods of outperformance and under performance.

The Fund uses an adaptive portfolio management process, capable of moving in and out of a diverse set of asset classes. Because of this, the Fund focuses on meeting key internal benchmarks which measure portfolio efficiency. Portfolio efficiency is a moving target. An efficient portfolio in a bull market may look much different from an efficient portfolio in a bear market. Adaptive portfolio strategy requires measuring a portfolio’s current state, volatility, and the benefit of diversification in order to maintain an efficient portfolio in the current market environment.

Current portfolio metrics (as of April 30, 2019):

Portfolio State- Bullish

●

Portfolio State tracks the Fund’s internal holdings, as well as the overall movement of the portfolio and assigns a “state”, which is numbered 1-12. Portfolio States 1-5 are Bullish (low risk), 6-8 are Transitional (raised risk), and 9-12 are Bearish (high risk).

Volatility: CVI 41

●

Using the Canterbury Volatility Index (CVI), the Fund tracks its internal volatility. CVI is a measure of how erratic or stable an asset, security, or portfolio is trading. The Fund aims to keep its portfolio volatility less than CVI 75.

Benefit of Diversification: 38%

●

Diversification is more than just buying a broad basket of securities. As markets become volatile, asset classes generally become more correlated to each other. The Benefit of Diversification (“B.of.D.”) tracks a portfolio’s internal holdings’ volatility (CVI) and compares that to the portfolio’s actual volatility. For example, if a portfolio’s holdings have an average volatility of CVI 100, and the portfolio’s volatility is CVI 75, the B.of.D. would be 25%. If the market becomes emotional, the B.of.D. will begin to decrease. The Fund will then make the necessary adjustments to maintain an efficient diversification. The Fund aims to keep the B.of.D between 25-40% in a bull market or transitional/bullish market, and could be much higher during a bear or transitional/bearish environment.

The Fund typically owns approximately 11 to 14 Exchange Traded Funds (“ETFs”). These ETFs are chosen from a universe of over 200 Equity and Alternative to Global Equity Funds. The ETFs are selected for the portfolio based on their Security State rating (from 1 to 12), Volatility Weighted Relative Strength ranking, and their role in improving the benefit of diversification (portfolio efficiency).

Thomas L. Hardin, CMT
Chief Investment Officer

Investment Results (Unaudited)

Average Annual Total Returns(a) as of April 30, 2019

	One Year	Since Inception (8/2/16)
Canterbury Portfolio Thermostat Fund, Institutional Shares	1.07%	5.00%
MSCI World Index (b)	7.08%	12.05%
Russell 3000® Index (c)	12.68%	14.13%

Expense Ratios(d) Institutional Shares
Gross	2.17%
With Applicable Waivers	1.74%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Canterbury Portfolio Thermostat Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (844) 838-2121.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods and exclude the redemption fee. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)

The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Average Annual Total Returns table compares the Fund’s average annual total returns for the period ended April 30, 2019 to those of the MSCI World Index and the Russell 3000® Index. The Fund’s benchmark has been updated from the Russell 3000® Index to the MSCI World Index based on the Adviser’s determination that the MSCI World Index more closely aligns with the investment strategy of the Fund. The Capitol Series Trust’s (the “Trust”) Board of Trustees (the “Board”) approved this change to the Fund’s benchmark in June 2018.

(c)

The Russell 3000® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results (Unaudited) (continued)

(d)

The expense ratios are from the Fund’s prospectus dated August 28, 2018. Canterbury Investment Management, LLC, the Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.30% of the average daily net assets of the Fund’s Institutional Shares through August 31, 2019 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense imbursement first took effect and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation terminates automatically upon the termination of the advisory agreement with the Adviser. Additional information pertaining to the Fund’s expense ratios as of April 30, 2019, can be found in the financial highlights. The Institutional Shares Gross Expense Ratio and Expense Ratio with Applicable Waivers do not correlate to the corresponding ratios of expenses to average net assets included in the Financial Highlights section of this report, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses (“AFFE”).

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on August 2, 2016 (commencement of operations) and held through April 30, 2019. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (844) 838-2121. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA/SIPC.

Portfolio Illustration (Unaudited)

April 30, 2019

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at www.sec.gov.

Canterbury Portfolio Thermostat Fund
Schedule of Investments

April 30, 2019

	Shares	Fair Value
EXCHANGE-TRADED FUNDS — 92.36%
Consumer Staples Select Sector SPDR Fund	37,990	$2,192,403
iShares U.S. Home Construction ETF	56,860	2,158,406
iShares U.S. Medical Devices ETF	11,235	2,525,515
ProShares Short Russell 2000	31,075	1,225,909
SPDR Dow Jones REIT ETF	19,285	1,903,044
SPDR S&P 500 ETF Trust	20,655	6,072,982
SPDR S&P China ETF	16,925	1,725,335
SPDR S&P Dividend ETF	29,350	2,979,612
SPDR S&P Emerging Markets Dividend ETF	55,315	1,773,399
Technology Select Sector SPDR Fund (The)	28,805	2,267,242
Utilities Select Sector SPDR Fund (The)	35,830	2,103,579
Total Exchange-Traded Funds (Cost $25,590,382)		26,927,426

MONEY MARKET FUNDS — 6.75%
Morgan Stanley Institutional Liquidity Government Portfolio - Institutional Class, 2.34%(a)	1,966,941	1,966,941
Total Money Market Funds (Cost $1,966,941)		1,966,941

Total Investments — 99.11% (Cost $27,557,323)		28,894,367
Other Assets in Excess of Liabilities — 0.89%		258,559
NET ASSETS — 100.00%		$29,152,926

(a)	Rate disclosed is the seven day effective yield as of April 30, 2019.

ETF - Exchange-Traded Fund

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.	9

Canterbury Portfolio Thermostat Fund
Statement of Assets and Liabilities

April 30, 2019

Assets
Investments in securities at fair value (cost $27,557,323)	$28,894,367
Receivable for fund shares sold	299,647
Dividends receivable	2,145
Prepaid expenses	14,414
Total Assets	29,210,573
Liabilities
Payable for fund shares redeemed	7,870
Payable to Adviser	13,990
Payable to Administrator	6,959
Payable to trustees	170
Other accrued expenses	28,658
Total Liabilities	57,647
Net Assets	$29,152,926
Net Assets consist of:
Paid-in capital	28,015,654
Accumulated earnings	1,137,272
Net Assets	$29,152,926
Institutional Shares:
Shares outstanding (unlimited number of shares authorized, no par value)	2,624,881
Net asset value, offering and redemption price per share(a)	$11.11

(a)	Subject to certain exceptions, a 2.00% redemption fee is imposed upon shares redeemed within 90 calendar days of their purchase.

10	See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund
Statement of Operations

For the Year Ended April 30, 2019

Investment Income
Dividend income	$526,033
Total investment income	526,033
Expenses
Adviser	305,568
Registration	41,605
Administration	28,750
Fund accounting	26,375
Audit and tax preparation	22,500
Transfer agent	20,000
Printing	18,027
Trustee	14,561
Legal	13,395
Custodian	5,163
Insurance	3,483
Pricing	562
Interest expense	22
Miscellaneous	20,995
Total expenses	521,006
Fees contractually waived by Adviser	(79,620)
Net operating expenses	441,386
Net investment income	84,647
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(92,066)
Net change in unrealized appreciation (depreciation) of investment securities	164,762
Net realized and change in unrealized gain on investments	72,696
Net increase in net assets resulting from operations	$157,343

See accompanying notes which are an integral part of these financial statements.	11

Canterbury Portfolio Thermostat Fund
Statements of Changes in Net Assets

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$84,647	$130,486
Net realized gain (loss) on investment securities transactions	(92,066)	502,292
Net change in unrealized appreciation (depreciation) of investment securities	164,762	410,400
Net increase in net assets resulting from operations	157,343	1,043,178
Distributions to Shareholders From Earnings
Institutional Shares	(416,525)	(265,993)
Capital Transactions - Institutional Shares
Proceeds from shares sold	19,683,627	26,189,410
Reinvestment of distributions	416,522	265,993
Amount paid for shares redeemed	(25,780,799)	(7,001,665)
Proceeds from redemption fees(b)	41,571	36,124
Total Capital Transactions - Institutional Shares	(5,639,079)	19,489,862
Total Increase (Decrease) in Net Assets	(5,898,261)	20,267,047
Net Assets
Beginning of year	$35,051,187	$14,784,140
End of year	$29,152,926	$35,051,187
Share Transactions - Institutional Shares
Shares sold	1,765,963	2,341,205
Shares issued in reinvestment of distributions	40,613	23,777
Shares redeemed	(2,324,067)	(625,396)
Total Share Transactions- Institutional Shares	(517,491)	1,739,586

(a)

The presentation of Distributions to Shareholders From Earnings has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018. For the year ended April 30, 2018, distributions from earnings consisted of $161,561 from net investment income and $104,432 from net realized gains. As of April 30, 2018, accumulated net investment loss was $(29,790).

(b)	Subject to certain exceptions, a 2.00% redemption fee is imposed upon shares redeemed within 90 calendar days of their purchase.

12	See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Period Ended April 30, 2017(a)
Selected Per Share Data
Net asset value, beginning of period	$11.15	$10.54	$10.00

Income from investment operations:
Net investment income	0.03	0.06	0.04
Net realized and unrealized gain on investments	0.06	0.65	0.54
Total from investment operations	0.09	0.71	0.58

Less distributions to shareholders from:
Net investment income	(0.03)	(0.07)	(0.04)
Net realized gains	(0.12)	(0.04)	—
Total from distributions	(0.15)	(0.11)	(0.04)

Paid-in capital from redemption fees	0.02	0.01	—

Net asset value, end of period	$11.11	$11.15	$10.54

Total Return(b)	1.07%	6.85%	5.86	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$29,153	$35,051	$14,784
Ratio of expenses to average net assets before expense waiver	1.53%	1.73%	2.98	%(d)
Ratio of expenses to average net assets after expense waiver	1.30%	1.30%	1.30	%(d)
Ratio of net investment income to average net assets after expense waiver	0.25%	0.54%	0.63	%(d)
Portfolio turnover rate	185%	116%	92	%(c)

(a)	For the period August 2, 2016 (commencement of operations) to April 30, 2017.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Excludes redemption fee.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.	13

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements

April 30, 2019

NOTE 1. ORGANIZATION

The Canterbury Portfolio Thermostat Fund (the “Fund”) was organized as a diversified series of Capitol Series Trust (the “Trust”) on December 17, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Canterbury Investment Management, LLC (the “Adviser”). The investment objective of the Fund is to seek long-term risk-adjusted growth. The Fund attempts to achieve its investment objective utilizing broadly diversified liquid securities traded on major exchanges, primarily exchange-traded funds (“ETFs”). The Fund’s portfolio is structured primarily as a “fund of funds.” The Fund will invest in any debt, equity, and alternative security deemed appropriate and necessary to improve the portfolio’s composition, exposure to which is obtained through the use of ETFs.

The Fund currently offers one class of shares, Institutional Shares. The Fund’s Investor Shares have been approved by the Board, but are not yet available for purchase and are not being offered at this time. The Fund’s Institutional Shares commenced operations on August 2, 2016. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board. Both share classes impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investments Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2019

Federal Income Taxes – The Fund makes no provision for federal income tax or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and net realized short-term capital gains, if any, to its shareholders at least once per year. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized gains are

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2019

determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share (“NAV”) of the Fund. For the fiscal year ended April 30, 2019, the Fund did not have any reclassifications of net assets.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transaction for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2019

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds and exchange-traded notes, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of various officers of the Trust, various employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Valuation Procedures, the Pricing Review Committee in making its recommendations is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Valuation Procedures would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019:

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2019

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$26,927,426	$—	$—	$26,927,426
Money Market Funds	1,966,941	—	—	1,966,941
Total	$28,894,367	$—	$—	$28,894,367

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the Fund’s average daily net assets. For the fiscal year ended April 30, 2019, the Adviser earned fees of $305,568 from the Fund before the waiver/reimbursement described below. At April 30, 2019, the Fund owed the Adviser $13,990.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) and expenses) do not exceed 1.30% of the Fund’s Institutional Shares average daily net assets through August 31, 2019 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This Expense Limitation may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation terminates automatically upon the termination of the Agreement with the Adviser. The amount subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Recoverable Through	Amount
April 30, 2020	$112,222
April 30, 2021	$104,040
April 30, 2022	$79,620

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2019

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended April 30, 2019, the Administrator earned fees of $28,750 for administration services, $26,375 for fund accounting services, and $20,000 for transfer agent services. At April 30, 2019, the Fund owed the Administrator $6,959 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“1940 Act”) of the Trust, each receives an annual retainer of $500 per Fund and $500 per Fund for each quarterly in-person Board meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at Board meetings. Prior to July 1, 2018, each Trustee received $20,000 annual compensation from the Trust. Prior to January 1, 2018, each rustee received $15,000 annual compensation from the Trust, each Committee Chairperson received an additional annual compensation of $1,000 from the Trust, and Independent Trustees also received $1,000 for attending each special in-person meeting and up to $1,000 for attending special telephonic meetings, depending on the length of the telephonic meeting.

The officers and one Trustee of the Trust are employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Both the Administrator and the Distributor operate as wholly-owned subsidiaries of Ultimus Fund Solutions, LLC.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended April 30, 2019, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were $58,328,333 and $65,069,609, respectively.

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2019

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended April 30, 2019.

NOTE 6. FEDERAL TAX INFORMATION

As of April 30, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$1,272,886
Gross unrealized depreciation	(214,257)
Net unrealized appreciation on investments	$1,058,629
Tax cost of investments	$27,835,738

The tax character of distributions for the fiscal years ended April 30, 2019 and April 30, 2018, were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$67,401	$225,594
Long-term capital gains	349,124	40,399
Total distributions paid	$416,525	$265,993

At April 30, 2019, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

Undistributed long-term capital gains	$95,869
Accumulated capital and other losses	(17,226)
Unrealized appreciation	1,058,629
Total accumulated earnings	$1,137,272

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. As of April 30, 2019, the Fund had qualified late year ordinary losses of $17,226.

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2019

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The impact of the adoption was not material to the Fund’s financial statements.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of
Trustees of Canterbury Portfolio Thermostat Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Canterbury Portfolio Thermostat Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of April 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each two years in the period then ended and the period from August 2, 2016 (commencement of operations) through April 30, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each two years in the period then ended and the period from August 2, 2016 (commencement of operations) through April 30, 2017 in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Grandview Heights, Ohio
June 25, 2019

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees and (2) ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2018 through April 30, 2019).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2018	Ending Account Value, April 30, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Canterbury Portfolio Thermostat Fund
Institutional Shares	Actual	$ 1,000.00	$ 1,029.40	$6.54	1.30%

	Hypothetical(b)	$ 1,000.00	$ 1,018.35	$6.51	1.30%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)	Hypothetical Assumes a 5% return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2019 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the fiscal year ended April 30, 2019, the Fund designated $349,124 as 20% long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 14 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert G. Dorsey* Age: 62 TRUSTEE Began Serving: March 2017

Principal Occupation(s): Vice Chairman and Co-Founder of Ultimus Fund Solutions, LLC and its subsidiaries, except as otherwise noted for the FINRA-regulated broker-dealer entities (since 1999 as Co-Founder and since 2019 as Vice Chairman); Interested Trustee of Ultimus Managers Trust (since February 2012).

Previous Position(s): President of Ultimus Fund Distributors, LLC (1999 to 2018); President of Ultimus Managers Trust (February 2012 to October 2013); Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC and its subsidiaries, except as otherwise noted for FINRA-regulated broker-dealer entities (1999 to 2019).

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Davis Age: 67 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Consultant (government services) since May 2011. Consultant, Board of Trustees of Ultimus Managers Trust (since 2016).

Previous Position(s): Retired Partner of PricewaterhouseCoopers LLP (1974-2010); Former Trustee of Ultimus Managers Trust (2012-2016).

Walter B. Grimm Age: 74 TRUSTEE AND CHAIR Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present).

Previous Position(s): Chief Financial Officer, East West Private, LLC (consulting firm) (2009 to 2013).

Trustees and Officers (Unaudited) (continued)

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Lori Kaiser Age: 56 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Age: 64 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2004-2015).

Mary M. Morrow Age: 61 TRUSTEE Began Serving: November 2013

Principal Occupations(s): Chief Operating Officer, Dignity Health Managed Services Organization (October 2018 to present).

Previous Position(s): Consultant (managed care services) (April 2018 to September 2018); Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (November 2016 to April 2018); Vice President, Strategic Initiatives, Gateway Heath (January 2015 to November 2016); Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015); Director, Service and Client Relations, EBDS (August 2008 – May 2009); Independent Consultant, Healthcare Servicing May 2009 – August 2010).

Officers. The following table provides information regarding the Officers.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Age: 43 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018); Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015); Vice President, The Huntington Funds (February 2010 to April 2015); Vice President, Transfer Agency Operations, Huntington Asset Services, Inc. (2002 to 2008); Employed in various positions with Huntington Asset Services, Inc. (July 1998 to 2002).

Trustees and Officers (Unaudited) (continued)

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Zachary P. Richmond Age: 39 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Treasurer and Chief Financial Officer, Unified Series Trust (August 2014 to present); Treasurer and Chief Financial Officer, Commonwealth International Series Trust (September 2015 to present).

Previous Position(s): Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015); and Assistant Treasurer, Unified Series Trust (2011 to August 2014).

Martin R. Dean Age: 55 INTERIM CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): Vice President, Director of Fund Compliance, Ultimus Fund Solutions, LLC (since January 2016), Chief Compliance Officer, First Western Funds Trust (since April 2016); Chief Compliance Officer, Cross Shore Discovery Fund (since June 2016); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (since November 2016); Chief Compliance Officer, Peachtree Alternative Strategies Fund (since January 2017); Chief Compliance Officer, Dupree Mutual Funds (since August 2017); Interim Chief Compliance Officer, Valued Advisers Trust (since May 2019); and Chief Compliance Officer, Fenimore Asset Management Trust (since May 2019).

Previous Position(s): Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015); Director of Fund Accounting and Fund Administration Product, Citi Fund Services (January 2008 to June 2013).

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 838-2121 to request a copy of the SAI or to make shareholder inquiries.

Approval of Investment Advisory Agreement
Canterbury Investment Management, LLC (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (“Trust”) held on December 17 and 18, 2018, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the renewal of the Investment Advisory Agreement (“Investment Advisory Agreement”) for an additional one-year period between the Trust and Canterbury Investment Management, LLC (“Canterbury”) with respect to the Canterbury Portfolio Thermostat Fund (the “Canterbury Fund” or the “Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Canterbury and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed renewal of the Investment Advisory Agreement between the Trust and Canterbury, including, but not limited to: Canterbury’s responses to counsel’s due diligence letter requesting information relevant to the approval of the Investment Advisory Agreement, which included responses to counsel’s supplemental requests; the operating expense limitation agreement currently in effect between Canterbury and the Canterbury Fund (the “Expense Limitation Agreement”); and Morningstar peer group comparative expense and performance data (collectively, the “Support Materials”). The Trustees noted the completeness of the Support Materials that Canterbury provided, and reviewed such Support Materials at various times with Canterbury, Trust management, and counsel to the Independent Trustees. This information, together with information provided to and reviewed by the Board concerning Canterbury and the Canterbury Fund since the Fund’s inception, formed the primary, but not exclusive, basis for the Board’s determinations. Before voting to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed with Trust management and with counsel to the Independent Trustees the terms and the form of Investment Advisory Agreement, as well as the Support Materials. The Trustees also received, reviewed and discussed a memorandum from such counsel delineating each Trustee’s duty of care and duty of loyalty obligations and application of the fiduciary duty standards of Section 36(b) of the 1940 Act, all of which govern their consideration of the renewal of the Investment Advisory Agreement. In addition, the memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested are appropriate for trustee consideration in approving and reapproving fund advisory agreements, including the factors outlined in Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983). The Trustees noted the robust discussions that had taken place with representatives of Canterbury, and considered additional information that Canterbury had provided regarding its services to the Canterbury Fund, including but not limited to: information regarding Canterbury’s investment philosophy; Canterbury’s development of innovations in investor tools; the firm’s investment in internal resources to support and promote the Canterbury Fund; the firm’s compliance culture; compensation; trading practices; liability

Approval of Investment Advisory Agreement
Canterbury Investment Management, LLC (Unaudited) (continued)

insurance; Canterbury’s financial statements, Fund expenses that Canterbury subsidizes; Canterbury’s profitability with respect to the Canterbury Fund; Canterbury’s marketing and distribution plans for the Fund; and other benefits that Canterbury derives from its relationship with the Fund.

After having received and reviewed the Support Materials, as well as investment performance, compliance, operating, and distribution reports of the Canterbury Fund on a quarterly basis since the Fund’s inception, and having noted Canterbury’s presentation and the additional discussions with representatives of Canterbury that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the renewal of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Canterbury’s services provided to the Canterbury Fund. Based upon the Support Materials, Canterbury’s presentation and discussions with representatives of Canterbury, and performance, compliance, operating and distribution information received on a quarterly basis since the Fund’s inception, the Board concluded that the overall arrangements between the Trust and Canterbury as set forth in the Investment Advisory Agreement are fair and reasonable in light of the services Canterbury performs, the investment advisory fees that the Canterbury Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

In determining whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Canterbury Fund, including the following: (1) the nature, extent, and quality of the services to be provided by Canterbury; (2) the cost of the services to be provided and the profits to be realized by Canterbury from services rendered to the Trust and the Fund; (3) comparative fee and expense data for the Canterbury Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Canterbury Fund grows and whether the proposed advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Canterbury resulting from services to be rendered to the Canterbury Fund. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Canterbury provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Canterbury Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Canterbury effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of

Approval of Investment Advisory Agreement
Canterbury Investment Management, LLC (Unaudited) (continued)

the Canterbury Fund; (6) performing compliance services on behalf of the Canterbury Fund; and (7) engaging in marketing activities. The Trustees noted that no changes are proposed to the services that Canterbury provides to the Canterbury Fund under the terms of the Investment Advisory Agreement. The Trustees further noted Canterbury’s investment in internal resources and systems, including the development of intellectual property in the form of proprietary software and content creation utilized to manage the Canterbury Fund and educate investors, all in in an effort to promote growth in the firm and the Fund. The Trustees considered Canterbury’s capitalization and its assets under management. The Trustees discussed the growth of assets of the Canterbury Fund over time, noting the growth of assets as evidence of the quality of services provided. The Trustees further considered the investment philosophy and investment industry experience of the portfolio managers, and noted the proprietary software and research algorithm developed by Canterbury and utilized to manage the Fund’s portfolio in accordance with its investment strategy. The Trustees also noted the Canterbury Fund’s performance compared to its benchmark, including the fact that the Fund had underperformed its benchmark for the three-month, one-year and since-inceptions periods ended September 30, 2018. The Board noted its extensive discussions with representatives of Canterbury regarding management of the Canterbury Fund’s adaptive portfolio strategy, including Canterbury’s demonstrated success in limiting drawdowns to normal bull market corrections. The Trustees also considered the Canterbury Fund’s performance compared to the Morningstar World Allocation Funds peer group category. They noted that the Fund outperformed the average and median of its peer group for the one-year period ended September 30, 2018. The Trustees further noted that it is difficult to make meaningful comparisons with short-term results. Based upon the foregoing, the Trustees concluded that they are satisfied with the nature, extent and quality of services that Canterbury provides to the Canterbury Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Canterbury Fund pays to Canterbury under the Investment Advisory Agreement, as well as Canterbury’s profitability from the services that it renders to the Fund. The Trustees noted that, while a Rule 12b-1 Distribution Plan had been approved on behalf of the Investor Shares of the Canterbury Fund, Investor Shares were not currently offered for purchase. The Trustees considered that Canterbury has contractually agreed to reduce its management fees and, if necessary, reimburse the Canterbury Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees discussed Canterbury’s ownership and profitability, and noted that the firm was profitable in 2018. The Trustees noted that because it has been waving fees and reimbursing expenses pursuant to an operating expense limitation agreement with the Fund, Canterbury has begun to receive net advisory fees, but is not yet realizing the full management fee. The Trustees further noted Canterbury’s ability to recoup previously waived advisory fees as the Fund’s assets grow and profitability increases.

Approval of Investment Advisory Agreement
Canterbury Investment Management, LLC (Unaudited) (continued)

Comparative Fee and Expense Data. The Trustees noted the inclusion of comparative fee and performance of the Canterbury Fund to the Morningstar World Allocation Funds peer group category. It was noted that the peer group comparison was filtered by total net assets so that the Canterbury Fund was compared to other similarly sized funds, and the Trustees discussed the appropriateness of this comparison. The Trustees noted that the Canterbury Fund’s management fee was higher than the average and median gross management fee reported for the Morningstar World Allocation Funds peer group category. The Trustees further noted that the Canterbury Fund’s gross total expense ratio was above the median and below the average gross total expense ratios reported for the same peer group category. The Trustees also noted that the Canterbury Fund’s net total expense ratio (reflected with waivers and expense reimbursements) was above the average and median net total expense ratios reported for the same peer group category. They further considered the fees paid by Canterbury’s separately managed accounts and sub-advisory relationships to other accounts with similar investment objectives and strategies to that of the Fund, noting the differences in the services provided to these accounts compared to the services provided to the Canterbury Fund. In particular, they noted that Canterbury has additional responsibilities with respect to the Canterbury Fund, including compliance, reporting and operational responsibilities. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to another, the Trustees concluded that Canterbury’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Canterbury Fund may benefit from any economies of scale, but did not find that any material economies exist at this time. The Trustees therefore determined that, given the relatively low asset levels of the fund and Canterbury’s prior waivers and reimbursements pursuant to the operating expense limitation agreement, fee breakpoints are not necessary or appropriate at this time.

Other Benefits. The Trustees noted that Canterbury does not utilize soft dollar arrangements with respect to portfolio transactions and does not use affiliated brokers to execute the Canterbury Fund’s portfolio transactions. The Trustees noted that Canterbury had confirmed that there were no economic or other benefits to the Adviser associated with the selection or use of any particular ETF providers for the Fund’s portfolio. The Trustees concluded that all things considered, Canterbury does not receive material additional financial benefits from services rendered to the Fund.

Other Considerations. The Trustees also considered potential conflicts for Canterbury with respect to relationships forged with ETF providers. The Trustees noted that both they and counsel have discussed with representatives of Canterbury their fiduciary duties relative to the selection of ETF providers and the conflicts that could develop relative to any relationship that Canterbury may form with a specific ETF provider. Based on the assurances and representations from Canterbury, the Trustees concluded that no conflict of interest exists that could adversely impact the Canterbury Fund.

FACTS	WHAT DOES CAPITOL SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ account transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Capitol Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Capitol Series Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (844) 838-2121

Who we are
Who is providing this notice?	Capitol Series Trust
What we do
How does Capitol Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Capitol Series Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Capitol Series Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Capitol Series Trust doesn’t jointly market financial products or services to you.

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PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (844) 838-2121 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

John C. Davis

Robert G. Dorsey

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Interim Chief Compliance Officer

INVESTMENT ADVISER

Canterbury Investment Management, LLC

23 East Cedar Street

Zionsville, IN 46077

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

800 Yard Street, Suite 200

Grandview Heights, OH 43212

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Canterbury Portfolio Thermostat Fund:	FY 2019	$17,000
	FY 2018	$16,500

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Canterbury Portfolio Thermostat Fund:	FY 2019	$0
	FY 2018	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Canterbury Portfolio Thermostat Fund:	FY 2019	$5,150
	FY 2018	$5,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Canterbury Portfolio Thermostat Fund:	FY 2019	$0
	FY 2018	$0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2019	$5,150	$0
FY 2018	$10,000	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)		/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	6/25/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	6/25/2019

By (Signature and Title)		/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	6/25/2019